       COMMON STOCK                                      COMMON STOCK

BB

INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR CERTAIN DEFINITIONS
THE STATE OF TEXAS

                             BAY BANCSHARES, INC.

                                                              CUSIP 07203N 10 9


THIS CERTIFIES THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $1.00
                                    EACH OF
                              BAY BANCSHARES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

          /s/ Alice Worthington                      /s/ L.J. Wright
                      SECRETARY                            PRESIDENT

COUNTERSIGNED AND REGISTERED:
                AMERICAN SECURITIES TRANSFER & TRUST, INC.
                     (P.O. Box 1596, Denver, CO 80201)          TRANSFER AGENT
                                                                 AND REGISTRAR

BY

                                                          AUTHORIZED SIGNATURE

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BAY BANCSHARES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -  as tenants in common           UNIF GIFT MIN ACT -  ___________ Custodian ___________
   TEN ENT -  as tenants by the entireties                          (Cust)                (Minor)
    JT TEN -  as joint tenants with
              right of survivorship and                           under Uniform Gifts to Minors
              not as tenants in common                            Act _____________________________
                                                                                 (State)

                                             UNIF TRF MIN ACT -   ________ Custodian (until age___)
                                                                   (Cust)
                                                                  __________________  under Uniform
                                                                     (Minor)      Transfer to Minor
                                                                  Act _____________________________
                                                                                 (State)

        Additional abbreviations may also be used though not in the above list.

For Value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------ Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   --------------------------------------------

---------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

Dated,                                   X
       ------------------------------     -------------------------------------

                                         X
                                          -------------------------------------
                                          NOTICE: THE SIGNATURE(S) TO THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE, IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:
                      ---------------------------------------------------------
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.